UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2016
Remark Media, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway, Suite 400 Las Vegas, NV	89169	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2016, Remark Media, Inc. (“we”, “us” or “our”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, stockholders approved an amendment to our 2014 Incentive Plan (the “Plan”) to increase the number of shares of our common stock authorized and reserved for issuance under the Plan to 10,000,000 shares and the annual participant award limit to 2,000,000 shares. No other changes were made to the Plan. A copy of the Plan reflecting this amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2016, at the Special Meeting, stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to delete Article IX thereof, and we filed a Certificate of Amendment to our Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware on January 12, 2016 to reflect this amendment, which became effective immediately upon filing. The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 11, 2016, we submitted the following matters to a vote of our stockholders at the Special Meeting:

•	the approval of potential issuances of our common stock in connection with our acquisition of Vegas.com, LLC and the related financing for purposes of Nasdaq Listing Rule 5635;

•	the approval of an amendment to our Amended and Restated Certificate of Incorporation to delete Article IX thereof;

•	the approval of an option to purchase 350,000 shares of our common stock awarded to Kai-Shing Tao, our Chief Executive Officer and Chairman of the Board; and

•
the approval of an amendment to our 2014 Incentive Plan to increase the number of shares of common stock authorized and reserved for issuance thereunder to 10,000,000 and the annual participant award limit to 2,000,000.

As of November 16, 2015, the record date of the Special Meeting, 19,435,382 shares of our common stock were outstanding and eligible to vote.

Our stockholders approved each of the matters presented at the Special Meeting by the requisite vote. The table below presents the number of votes for or against, as well as the number of abstentions and broker non-votes, as to each such matter.

	For	Against	Abstain	Broker Non-Votes
Approval of potential issuances for purposes of Nasdaq Listing Rule 5635 *	10,690,141	4,253	—	—
Approval of the Charter Amendment	12,878,317	3,964	15,520	—
Approval of the Tao Option	12,642,881	241,920	13,000	—
Approval of the Plan Amendment	12,596,843	299,269	1,689	—

*	Results do not include shares that are not permitted to vote on this proposal under Nasdaq Listing Rules, as described in our proxy statement prepared in connection with the Special Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
10.1	2014 Incentive Plan, as amended

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date:	January 12, 2016	By:	/s/ Douglas Osrow
		Name:	Douglas Osrow
		Title:	Chief Financial Officer